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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 6, 2003



                              HALSEY DRUG CO., INC.



               695 North Perryville Road, Rockford, Illinois 61107


                                 (815-399-2060)





     Incorporated under        Commission File Number       I.R.S. Employer
the laws of State of New York        1-10113              Identification Number
                                                               11-0853640










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Item 5.           Other Events

     On November 6, 2003, Halsey Drug Co., Inc. (the "Company") issued a press release disclosing its intention to restructure the Company's operations to focus its efforts on research and development related to certain proprietary finished dosage product. A copy of the Company's press release is attached as
Exhibit 99.1 hereto.

Item 7.           Financial Statements and Exhibits.

(b)      Exhibits

Exhibit
Number            Description
------            -----------

99.1              Press Release of Halsey Drug Co., Inc. dated November 6, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HALSEY DRUG CO., INC.


                                   By:  /s/ Peter A. Clemens
                                      ------------------------------------------
                                        Peter A. Clemens
                                        Vice President & Chief Financial Officer

Date:    November 6, 2003


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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number            Description
------            ------------

99.1              Press Release of Halsey Drug Co., Inc. dated November 6, 2003.


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